Sentry Fund, Inc.
Semi-Annual Report
No Sales Charges
No Redemption Fees
No 12b-1 Fees
April 30, 2002

                               SENTRY FUND, INC.
            1800 North Point Drive o Stevens Point, Wisconsin 54481

                            MESSAGE TO SHAREHOLDERS
                                  June 6, 2002

We are pleased to provide this Sentry Fund, Inc. report covering operating results for the six-month period ended April 30, 2002.

                                                Average Annual
                                Total Return*    Total Return*

                1 Year             -10.34%         -10.34%
                5 Year              10.43%           2.00%
               10 Year              89.43%           6.60%

The U.S. economy began to rebound during the fourth quarter of 2001 and the first quarter of 2002. The easy monetary policy maintained by the Federal Reserve has finally taken hold and the economy has begun to respond. Additionally, consumer spending remained strong, producing a short and shallow economic downturn.

Stock market investors have not seen the light at the end of the tunnel as of yet. Investors experienced their second market decline in as many years as 2001 came to a close. During the first quarter of 2002, stocks staged a bit of a comeback late in the quarter and the S&P 500 turned in a total rate of return of 0.3 percent.

We anticipate further improvement in the economy during 2002. The consumer still appears to be healthy and corporate earning should increase during the second half of the year. The stock market will likely anticipate the good news and we expect a positive rate of return on stocks by the end of 2002.

The risk to our outlook is terrorism. Another shock to the U.S., such as the September 11th tragedy, could disrupt the economic upturn and would be a blow to consumer and investor confidence. This, of course, is not predictable.

We appreciate your participation and support of the Sentry Fund. We look forward to your continued participation in the future.

Sincerely,

s/James J. Weishan

James J. Weishan
President


* "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. Both the value of an investment in the Fund and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. Further, the returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                               SENTRY FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                 April 30, 2002
                                  (Unaudited)

ASSETS:
Investments in securities, at
 market value (cost $61,094,978)                $61,382,503
Cash                                                 97,749
Receivables:
        Dividends                                    29,953
Prepaids:
        Prepaid insurance                            19,000
                                                     ------
          Total assets                                             $61,529,205

LIABILITIES:
        Investment advisory fees                    119,007
        Transfer agent fees                           2,134
        Custodian fees                                  900
        Professional services                        14,998
          Total liabilities                                            137,039
                                                                       -------

NET ASSETS                                                         $61,392,166
                                                                   ===========

ANALYSIS OF NET ASSETS:
        Paid in capital                                            $61,952,944
        Undistributed net investment income                           (106,925)
        Accumulated net realized loss
         on sales of investments                                      (741,378)
        Net unrealized appreciation of investments                     287,525
                                                                       -------
        Net assets, for 6,046,195 shares outstanding               $61,392,166
                                                                   ===========
        Net asset value and
         redemption and offering price per share                      $10.15
                                                                      ======


                            STATEMENT OF OPERATIONS
                    For the Six Months Ended April 30, 2002
                                  (Unaudited)

INVESTMENT INCOME:
        Income:
         Dividends                                 $340,178
         Interest                                    17,548
                                                     ------
          Total investment income                                     $357,726

        Expenses:
         Investment advisory fees                   244,162
         Transfer agent fees                         13,701
         Professional services                        7,929
         Printing, stationery and postage             3,893
         Licenses and fees                           17,351
         Directors' fees                              1,884
         Other expenses                              13,965
                                                     ------
          Total expenses                                               302,885
                                                                       -------


            Net investment income                                      $54,841
                                                                       -------


NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
         Net realized loss on sales of investment securities          (382,597)
         Increase in unrealized appreciation
           of investment securities                                  2,827,252
                                                                     ---------
         Net realized and unrealized gain
           on investment securities                                  2,444,655
                                                                     ---------
         Net increase in net assets resulting
           from operations                                          $2,499,496
                                                                    ==========

                      STATEMENTS OF CHANGES IN NET ASSETS
                For the Six Months Ended April 30, 2002 and 2001
                                  (Unaudited)

                                                     2002         2001
                                                     ----         ----
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
        Net investment income                       $54,841     $212,067
        Net realized (loss) gain on sales
         of investments                            (382,597)   5,051,931
        Increase (decrease) in unrealized
         appreciation on investments              2,827,252   (9,663,113)
                                                  ---------   ----------
        Net change in net assets
         resulting from operations                2,499,496   (4,399,115)
                                                  ---------   ----------

DISTRIBUTIONS:
        Dividends from net investment income       (371,299)          (372,932)
        Distributions of net realized gains        (247,533)       (13,532,111)
                                                   --------        -----------
        Total distributions to shareholders        (618,832)       (13,905,043)
                                                   --------        -----------
SHARE TRANSACTIONS:
        Net proceeds from sale of shares            870,816          1,217,014
        Net asset value of shares issued to
         shareholders in reinvestment
         of distributions                           608,040         13,680,046
                                                    -------         ----------
                                                  1,478,856         14,897,060

        Cost of shares redeemed                  (3,360,231)        (4,427,294)
                                                 ----------         ----------
        Net (decrease) increase in net assets
         derived from share transactions         (1,881,375)        10,469,766
                                                 ----------         ----------

        Total decrease in net assets                   (711)        (7,834,392)

NET ASSETS:
        Beginning of period                      61,392,877         80,520,187
                                                 ----------         ----------
        End of period                           $61,392,166        $72,685,795
                                                ===========        ===========

                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)

1. Significant Accounting Policies
   Sentry Fund, Inc. (the Fund) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

   The following summarizes the significant accounting policies of the Fund.

   Security Valuation -- Portfolio securities which are traded on a national securities exchange are valued at the last price as of the close of trading on the New York Stock Exchange or, if there has been no sale on that day, at the last bid price. Securities traded on the over-the-counter market are valued at the mean between the last quoted bid and asked prices. Short-term securities are stated at amortized cost, which approximates current value.

   Federal Income and Excise Taxes -- No provision for Federal income or excise taxes is considered necessary because the Fund intends to distribute to its shareholders substantially all of its taxable income, and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

   Investment Income and Security Transactions -- Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and the record date, respectively. Interest income is recognized when earned. Realized gains and losses from securities transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

2. Investment Advisory Fees and Other Transactions With Affiliates
   Under terms of its investment advisory agreement with Sentry Investment Management, Inc., the Fund pays an advisory fee equal to .75% of the average daily net assets of the Fund. However, under the terms of the agreement, if the total annual expenses of the Fund (excluding taxes, portfolio brokerage commissions and interest, but including investment advisory fees) exceed 1.5% of the first $30,000,000 and 1% of the balance of the average daily net assets of the Fund in any one fiscal year, the investment adviser will reimburse the Fund for such excess.

3. Purchases and Sales of Securities
   Purchases and sales of common stock during the six months ended April 30, 2002 aggregated $9,443,682 and $13,581,285, respectively.

     PORTFOLIO OF INVESTMENT SECURITIES-- April 30, 2002 SENTRY FUND, INC.

                                                        Value
        Shares          COMMON STOCKS (95.1%)          (Note 1)
        ------          ---------------------          --------
                        BASIC MATERIALS (1.6%)
        9,964           Alcoa, Inc.                     339,075
        6,900           Georgia Pacific Group           199,962
        4,600           International Paper Co.         190,578
        4,800           Sigma Aldrich Corporation       227,424

                        BUSINESS SERVICE (4.2%)
        40,000  +       Administaff Inc.                918,000
        30,000  +       Fiserve, Inc.                 1,333,800
         7,000          Interpublic Group Cos. Inc.     216,160
         4,000          TMP Worldwide Inc.              120,680

                        CAPITAL GOODS (4.6%)
        14,100  +       Allied Waste Industries         171,174
         3,900          Emerson Electric Co.            208,221
        53,100          General Electric Co.          1,675,305
         7,000          Honeywell Int'l. Inc.           256,760
         4,400          Jabil Circuit Inc.               89,804
        15,000          Sanmina-Sci Corp.               156,000
         4,200          United Technologies Corp.       294,714

                        COMPUTER EQUIPMENT (5.5%)
        40,000  +       Cisco Systems Inc.              586,000
        15,500          Dell Computer Corp.             408,270
         4,400          Hewlett Packard Co.              75,240
        15,000          Int'l. Business Machines
                           Corp.                     1,256,400
         8,000          Juniper Networks Inc.           80,880
        24,300          Lucent Technologies            111,780
        14,000          Motorola Inc.                  215,600
        12,500          Perkinelmer Inc.               160,000
         7,100          Qualcom Inc.                   214,136
        14,500          Tellabs Inc.                   123,105
         6,500          Waters Corp.                   175,175

                        CONSUMER PRODUCTS (1.5%)
         2,400   +      Gillette Co.                    85,152
         5,700          Proctor & Gamble Co.           514,482
         5,000          Reebok International Inc.      138,250
         2,900          Unilever NV                    187,630

                        RUG & HEALTH CARE (14.2%)
         7,000          Abbott Laboratories            377,650
         5,300          Allergan Inc.                  349,323
         7,800          Amgen Inc.                     412,464
         6,700          Boston Scientific Corp.        166,964
        12,600          Bristol-Myers Squibb Co.       362,880
         5,650          Cardinal Health Inc.           391,263
         3,600          Genzyme Corp. General Division 147,384
         3,700          Guident Corp.                  139,120
        15,000          HCA Inc.                       716,850
        22,900          Healthsouth Corp.              345,790
        13,100          IMS Health                     269,991
        11,000          Johnson & Johnson              702,460
         5,200          Medtronic Inc.                 232,388
         9,700          Merck & Co. Inc.               527,098
        49,650          Pfizer Inc.                  1,804,777
         7,100          Pharmacia Corp.                292,733
        14,700          Quintiles Transnational Corp.  208,740
         9,800          Schering-Plough Corp.          267,540
        20,000          Universal Health Services      931,000
         3,500          Watson Pharmaceutical Inc.      86,100

                        ENERGY (5.4%)
         4,700          Anadarko Petroleum Corp.       252,954
         1,870          Apache Corp.                   109,077
         3,200          Burlington Resources Inc.      142,176
         2,600          Devon Energy Corp.             128,206
        29,700          Exxon Mobil Corp.            1,193,049
         3,900          Nabors Industries Inc.         177,645
         6,500          Occidental Petroleum Corp.     186,875
         9,300          Royal Dutch Petroleum          486,018
         2,500          Schlumberger Ltd.              136,875
        20,000          Swift Energy Co.               379,400
         3,700          Unocal Corp.                   137,603

                        ENTERTAINMENT (2.7%)
         8,700   +      Carnival Corp.                 289,797
         5,900          Clear Channel Communications   277,005
        14,300          Disney (Walt) Co. (The)        331,474
         5,800          Univision Communications Inc.  231,768
        10,800          Viacom Inc. Class B            508,680

                        FINANCIAL (17.2%)
        12,200          American Express Co.           500,322
        55,000          Amsouth Bancorporation       1,249,050
        25,431          Associated Banc-Corp.          952,642
        10,000          Bank of America Corp.          724,800
         8,600          Bank of New York Cos. Inc.     314,674
         3,000          BB&T Corp.                     114,240
         3,900          Bear Stearns & Co.             241,566
        20,000          Citigroup Inc.                 866,000
        50,000          Compass Bancshares Inc.      1,788,500
         6,500          Federal National Mortgage      513,045
        20,000          Fifth Third Bancorp          1,371,800
         3,600          Merrill Lynch Co. Inc.         150,984
        11,310          Morgan (JP) Chase & Co.        396,981
         6,700          Morgan Stanley Dean Witter     391,724
        18,600          US Bancorp                     440,820
        11,800          Wells Fargo Co.                603,570

                        FOOD & BEVERAGES (3.0%)
         3,700          Anheuser Bush Cos. Inc.        196,100
         8,100          Coca-Cola Co.                  449,631
        15,700          Coca-Cola Enterprises          308,034
        12,900          Kroger Co.                     293,733
         6,800          Pepsi Bottling Group Inc.      194,752
         7,800          Pepsico Inc.                   404,820

                        INSURANCE (7.8%)
         7,000          AFLAC Inc.                     209,300
         9,600          Allstate Corp.                 381,504
        14,150          American Int'l Group           978,048
         3,800          Lincoln National Corp.         182,020
        38,600          MGIC Investment              2,754,496
         9,400          Unumprovident Corp.            265,456

                        INTERNET (0.7%)
        22,850          AOL Time Warner Inc.           434,607

                        MANUFACTURING (5.4%)
        54,100          Manitowoc Co. Inc.           2,364,170
        50,800          Tyco International             937,260

                        RESTAURANT (3.9%)
        10,700          McDonald's Corp.               303,880
        75,000          Rare Hospitality Int'l. Inc. 2,100,000

                        RETAIL (5.0%)
         4,700          Costco Wholesale Corp.         188,940
         4,000          Federated Department Stores    158,920
         9,300          Home Depot Inc.                431,241
         5,400          Jones Apparel Group Inc.       210,330
         7,300          Target Corp.                   318,645
        19,100          Wal-Mart Stores              1,066,926
        17,600          Walgreen                       664,752

                        SEMICONDUCTORS (2.83%)
        34,000          Intel Corp.                    972,740
        10,300          LSI Logic Corp.                132,355
        10,000          Texas Instruments Inc.         309,300

                        SOFTWARE & SERVICES (3.2%)
         9,500          BMC Software Inc.              137,370
        12,800          Citrix System Inc.             148,480
         3,700          Electronic Data Systems        200,762
        23,900          Microsoft Corp.              1,249,014
        22,200          Oracle Corp.                   222,888

                        TELECOM (3.4%)
         9,800          AT&T Corp.                     128,576
        19,014          AT&T Wireless Group            170,175
         8,500          Bellsouth Corp.                257,975
        20,100          Citizens Communications Co.    186,327
        19,200          Nextell Communications Cl A.   105,792
        20,000          RMH Teleservices Inc.          255,200
        13,700          SBC Communications             425,522
        10,900          Sprint Corp. (PCS Group)       122,189
        11,000          Verizon Communications         441,210

                        TOBACCO (0.9%)
        10,300          Philip Morris Cos., Inc.       560,629

                              TRANSPORTATION (1.3%)
         4,500          Burlington Northern Santa
                          Fe Inc.                      123,705
         3,700          CSX Corp.                      133,829
             1          Ford Motor Co.                      14
        10,000          Harley-Davidson, Inc.          529,900

                        UTILITIES (1.3%)
        13,500          AES Corp.                      108,270
         8,900          CMS Energy Corp.               172,304
         8,200          Duke Energy Corp.              314,306
         3,700          Dynegy Inc.                     66,600
         2,900          El Paso Corp.                  116,000
                                                       -------
     1,763,590          Total Common Stocks
                         (cost $58,081,064)         58,368,589
                                                    ----------
      Principal
       Amount           SHORT-TERM SECURITIES (4.9%)
                        COMMERCIAL PAPER - DISCOUNTED
       439,000          American General Finance Co.
                       (Note due 5/2/02)               438,979
       123,000          Household Finance Corp.
                       (Note due 5/2/02)               122,994
       748,000          American Express Credit Corp.
                       (Note due 5/7/02)               747,783
       968,000          American Express Credit Corp.
                       (Note due 5/9/02)               967,624
       737,000          General Electric Co.
                       (Note due 5/14/02)              736,534
                                                       -------

     3,015,000          Total Short-Term Securities  3,013,914
                       (cost $3,013,914)             ---------

                        TOTAL INVESTMENTS (100.0%)  61,382,503
                        (cost $61,094,978)
                        CASH AND RECEIVABLES
                          LESS LIABILITIES (0.0%)        9,663
                                                         -----
                        NET ASSETS (100%)          $61,392,166
                                                   ===========

FINANCIAL HIGHLIGHTS

The following presents information relating to a share of capital stock of the Fund outstanding for the entire period:

                                                                       Year Ended October 31,

                                               For Six Months
                                               Ending 4-30-02    2001      2000      1999      1998      1997
Net asset value, beginning of period               $9.86        $14.90    $17.64    $19.80    $23.95    $18.19
                                                   -----        ------    ------    ------    ------    ------

Income from investment operations
 Net investment income                               .01           .06       .08       .15       .11       .13
 Net realized and unrealized gains (losses)
  on investments                                     .38         (2.41)     (.09)     (.19)     (.30)     6.70
                                                     ---         -----      ----      ----      ----      ----
Total from investment operations                     .39         (2.35)     (.01)     (.04)     (.19)     6.83

Less distributions
 Dividends from net investment income                .06          (.08)     (.13)     (.12)     (.11)     (.16)
 Distribution from net realized gains                .04         (2.61)    (2.60)    (2.00)    (3.85)     (.91)
                                                     ---         -----     -----     -----     -----      ----
Total distributions                                  .10         (2.69)    (2.73)    (2.12)    (3.96)    (1.07)

Net asset value end of period                     $10.15         $9.86    $14.90    $17.64    $19.80    $23.95
                                                  ======         =====    ======    ======    ======    ======

Total return                                        3.93%*      -18.47%      .46%     -.57%     -.76%    39.23%

Net assets, end of period (in thousands)          $61,392       $61,393   $80,520   $95,689  $111,850  $118,278
Ratio of expenses to average net assets              .93%**        .91%      .88%      .84%      .83%      .83%
Ratio of net investment income to
 average net assets                                  .17%**        .54%      .50%      .81%      .55%      .61%
Portfolio turnover rate                            15.19%        63.22%    91.38%    24.33%    29.85%    40.75%


** The Total Return for the twelve months ended April 30, 2002 was -10.34%. The return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

** The ratios expenses and net investment income to average net assets are annualized.

        Board of Directors
        Thomas R. Copps
        David W. Graebel
        William J. Lohr
        Dale R. Schuh, Chairman
        Steven J. Umland

        Officers
        James J. Weishan, President
        Wallace D. Taylor, Vice President
        William M. O'Reilly, Secretary
        William J. Lohr, Treasurer

        Investment Adviser
        Sentry Investment Management, Inc.
        Stevens Point, Wisconsin

        Underwriter
        Sentry Equity Services, Inc.
        Stevens Point, Wisconsin
        Custodian

        Citibank, N.A.
        New York, New York

        Legal Counsel
        Kirkland & Ellis
        Chicago, Illinois

This report has been prepared for the general information of shareholders of the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus which contains other pertinent information.